                                                                  EXHIBIT 10.2.2


                           364-DAY GUARANTY AGREEMENT
                           --------------------------

     THIS 364-DAY GUARANTY AGREEMENT, dated as of December 23, 1997 (the "Guaranty Agreement"), is given by

     JP FOODSERVICE, INC., a Delaware corporation (the "Parent"), and THOSE SUBSIDIARIES of the Borrowers identified on the signature pages hereto (together with each other subsidiary which may become a party hereto by execution of a Guarantor Joinder Agreement, the "Guarantors"); in favor of
                                  ----------

     NATIONSBANK, N.A., a national banking association, in its capacity as agent (in such capacity, hereinafter referred to as the "Administrative Agent") for
                                                   --------------------
the various lenders from time to time parties to that certain 364-Day Credit Agreement dated as of December 23, 1997 (such Credit Agreement, as the same may be modified or amended from time to time, being hereinafter referred to as the "Credit Agreement") among Rykoff-Sexton, Inc. and JP Foodservice Distributors,
-----------------
Inc. (the "Borrowers"), the Lenders party thereto, NationsBank, N.A., as
           ---------
Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent (capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement).

RECITALS:
--------

     1. Pursuant to the Credit Agreement, the Lenders have agreed, subject to certain terms and conditions, to make available certain credit facilities to the Borrowers.

     2. As a condition precedent to making such credit facilities available to the Borrowers, the Lenders have required, among other things, the Parent and each of the Restricted Subsidiaries (as defined in the Credit Agreement) of the Borrowers to guarantee all of the Borrowers' obligations arising under the Credit Agreement and the other Credit Documents referred to therein.

     3. Other than the Parent, each of the Guarantors is a Restricted Subsidiary of a Borrower.

     NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the Guarantors hereby agree as follows:

     1.   Guarantee of Payment.  The Guarantors hereby irrevocably and
          --------------------
unconditionally guarantee, jointly and severally, to the Administrative Agent and the Lenders the prompt payment, when due, by acceleration or otherwise, of the Borrowers' Obligations. For the purposes hereof the "Borrowers' Obligations" means all indebtedness, obligations and liabilities of the Borrowers under the Credit Agreement or any other of the Credit Documents to which either Borrower is a party, now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, held or acquired, as such Borrowers' Obligations may be modified, extended, renewed or replaced from time to time. The guaranty of the Guarantors as set forth in this Section 1 is a guaranty of payment and not of collection.

     Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, the liability of each Guarantor with respect to the Borrowers' Obligations guaranteed hereunder shall not exceed the Maximum Guaranteed Amount for such Guarantor. For purposes hereof:

     (i) "Maximum Guaranteed Amount" shall mean, for any Guarantor as of any date of determination thereof, the sum of (a) with respect to each Extension of Credit (or portion thereof) the proceeds of which are used to make a Direct Transfer to such Guarantor, the outstanding amount of such Extension of Credit (or such portion thereof), together with accrued and unpaid interest thereon, plus (b) with respect to each Extension of Credit
                              ----
     (or portion thereof) the proceeds of which are not used to make a Direct Transfer to such Guarantor, the lesser of (1) the outstanding amount of all such Extensions of Credit (or such portions thereof), together with accrued and unpaid interest thereon, as of the earlier of the date that enforcement is sought against such Guarantor hereunder or the date of the commencement of a case under the U.S. Bankruptcy Code in which such Guarantor is a debtor, or (2) 95% of the Adjusted Net Worth of such Guarantor at the time of such Extension of Credit, after deducting therefrom the amount determined pursuant to clause (a) above.

     (ii) "Extension of Credit" shall mean the making of any Loan or the issuance, or extension of the maturity date, of any Letters of Credit.

     (iii) "Direct Transfer" shall mean, in respect of any Guarantor, (a) all loans, advances or capital contributions made to or for the benefit of such Guarantor with proceeds of any Extension of Credit, (b) all debt securities or other obligations of such Guarantor acquired from such Guarantor or retired by such Guarantor with proceeds of any Extension of Credit, (c) the fair market value of all property acquired with proceeds of any Extension of Credit and transferred, absolutely and not as collateral, to such Guarantor and (d) all equity securities of such Guarantor acquired from such Guarantor with proceeds of any Extension of Credit.

     (iv) "Adjusted Net Worth" shall mean, with respect to any Guarantor as of any date of determination thereof, the excess of (a) the amount of the "present fair saleable value" of the assets of such Guarantor as of such date of determination, over (b) the amount of all "liabilities, contingent or otherwise", of such Guarantor as of such date of determination, as such quoted terms are determined in accordance with applicable Federal and state laws governing determinations of the insolvency of debtors. In determining the Adjusted Net Worth of any Guarantor for purposes of calculating the Maximum Guaranteed Amount for such Guarantor in respect of any Extension of Credit, the liabilities of such Guarantor to be used in such determination pursuant to clause (b) of the preceding sentence shall in any event include the liabilities of such Guarantor hereunder in respect of all Extensions of Credit other than the Extension of Credit in respect of which such calculation is being made.

     2.    Release of Collateral, Parties Liable, etc.  Each of the Guarantors
           -------------------------------------------
agrees that the time or place of payment of the Borrowers' Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Borrowers may be granted indulgences generally; that any provisions of the Credit Documents or any other documents executed in connection with this transaction may be modified, amended or waived; that any party liable for the payment of the Borrowers' Obligations may be granted indulgences or released; and that any deposit balance for the credit of the Borrowers or any other party liable for the payment of the Borrowers' Obligations may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Borrowers' Obligations, all without notice to or further assent by the Guarantors, or any of them, who shall remain bound thereon, notwithstanding any such extension, renewal, acceleration, modification, indulgence or release.

     3.    Waiver of Rights.  Each of the Guarantors expressly waives:  (a)
           ----------------
notice of acceptance of this Guaranty Agreement by the Administrative Agent and the Lenders and of all extensions of credit to the Borrowers by the Administrative Agent or any Lender; (b) presentment and demand for payment of any of the Borrowers' Obligations; (c) protest and notice of dishonor or of default to such Guarantor or to any other party with respect to the Borrowers' Obligations or with respect to any security therefor; (d) all other notices to which such Guarantor might otherwise be entitled; (e) demand for payment under this Guaranty Agreement; and (f) any right to assert against the Administrative Agent or any Lender, as a defense, counterclaim, set-off or cross-claim, any defense (legal or equitable), set-off, counterclaim or claim which such Guarantor may now or hereafter have against the Administrative Agent or any Lender or the Borrowers, but such waiver shall not prevent such Guarantor from asserting against the Administrative Agent or any Lender in a separate action, any claim, action, cause of action, or demand that such Guarantor might have, whether or not arising out of this Guaranty Agreement.

     4.    Primary Liability of Guarantors.  Each of the Guarantors agrees that
           -------------------------------
this Guaranty Agreement may be enforced by the Administrative Agent and the Lenders without the necessity at any time of having recourse to the Borrowers under the Credit Agreement or otherwise, and each of the Guarantors hereby waives the right to require the Administrative Agent and the Lenders to proceed against the Borrowers or any other person (including a co-guarantor) or to require the Administrative Agent and the Lenders to pursue any other remedy or enforce any other right. Each of the Guarantors further agrees that it shall have no right of subrogation, reimbursement or indemnity whatsoever for the Borrowers' Obligations, so long as any amounts payable to the Administrative Agent or the Lenders in respect of the Borrowers' Obligations shall remain outstanding and until all of the Commitments under the Credit Agreement shall have been terminated. Each of the Guarantors further agrees that nothing contained herein shall prevent the Administrative Agent or the Lenders from suing the Borrowers with respect to their obligations under the Credit Agreement or from exercising any other rights available to the Administrative Agent or the Lenders under the Credit Agreement if neither the Borrowers nor the

Guarantors timely performs the obligations of the Borrowers thereunder, and the exercise of any of the aforesaid rights shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each of the Guarantors that such Guarantor's obligations hereunder shall be absolute, irrevocable, independent and unconditional under any and all circumstances. Neither the Guarantors' obligations under this Guaranty Agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrowers, by reason of either Borrower's bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Borrowers' Obligations. Each of the Guarantors acknowledges that the term "Borrowers' Obligations" as used in this Guaranty Agreement includes any payments made by either Borrower to the Administrative Agent or any Lender and subsequently recovered by such Borrower or a trustee for such Borrower pursuant to such Borrower's bankruptcy or insolvency and that the guaranty of each of the Guarantors hereunder shall be reinstated to the extent of such recovery.

     5.    Reasonable Attorneys' Fees.  If at any time or times hereafter the
           --------------------------
Administrative Agent or the Lenders employ counsel to pursue collection, to intervene, to sue for enforcement of the terms hereof or of the Credit Agreement or any other of the Credit Documents, or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty Agreement, the Credit Agreement or any other of the Credit Documents, then in such event, all of the reasonable attorneys' fees relating thereto shall be an additional liability of the Guarantors to the Administrative Agent and the Lenders hereunder, payable on demand.

     6.    Set-off. Each Guarantor agrees that in the event such Guarantor fails
           -------
to pay its obligations hereunder when due and payable under this Guaranty Agreement, the Administrative Agent shall have all rights of set-off to the extent available under, and to the extent exercised in accordance with, applicable law.

     7.    Term of Guarantee; Representations and Warranties.  This Guaranty
           -------------------------------------------------
Agreement shall continue in full force and effect until the Borrowers' Obligations are fully and indefeasibly paid, performed and discharged. This Guaranty Agreement covers the Borrowers' Obligations whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by the Administrative Agent or any Lender in stages or installments. Each Guarantor warrants and represents to the Administrative Agent (i) that such Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) that such Guarantor has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, (iii) that the execution and delivery by such Guarantor of this Guaranty Agreement and the other Credit Documents to which it is a party and the performance by such Guarantor of its obligations hereunder and thereunder are within the corporate power of such Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws (or other organizational documents) of such Guarantor or of any material agreement, judgment, injunction, order, decree, or other material instrument binding upon such Guarantor or result in the creation or imposition (other than pursuant to the Credit Documents) of any Lien on any asset of such Guarantor and (iv) that this Guaranty Agreement and the other Credit Documents to which such Guarantor is a party constitute valid, binding and enforceable agreements of such Guarantor and, when executed and delivered, will constitute valid and binding obligations of such Guarantor.

     8.    Further Representations and Warranties.  Each Guarantor agrees that
           --------------------------------------
the Administrative Agent and the Lenders will have no obligation to investigate the financial condition or affairs of the Borrowers for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrowers which might come to the knowledge of the Administrative Agent or any Lender at any time, whether or not the Administrative Agent or any Lender knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor or might (or does) materially increase the risk of such Guarantor as guarantor or might (or would) affect the willingness of such Guarantor to continue as guarantor with respect to the Borrowers' Obligations.

     9.    Additional Liability of Guarantors.  If any Guarantor is or becomes
           ----------------------------------
liable for any indebtedness owing by the Borrowers to the Administrative Agent or any Lender by endorsement or otherwise other than under this Guaranty Agreement, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty Agreement had not existed and such Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

     10.   Cumulative Rights.  All rights of the Administrative Agent and the
           -----------------
Lenders hereunder or otherwise arising under any documents executed in connection with or as security for the Borrowers' Obligations are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Administrative Agent or any Lender and without affecting or impairing the liability of any of the Guarantors.

     11.   Usury.  Notwithstanding any other provisions herein contained, no
           -----
provision of this Guaranty Agreement shall require or permit the collection from any Guarantor of interest in excess of the maximum rate or amount that such Guarantor may be required or permitted to pay pursuant to any applicable law.
In the event any such interest is collected, it shall be applied in reduction of such Guarantor's obligations hereunder, and the remainder of such excess collected shall be returned to such Guarantor once such obligations have been fully satisfied.

     12.   The Administrative Agent.  In acting under or by virtue of this
           ------------------------
Guaranty Agreement, the Administrative Agent shall be entitled to all the rights, authority, privileges and immunities provided in Article XI of the Credit Agreement, all of which provisions are incorporated by reference herein with the same force and effect as if set forth herein. Each of the Guarantors hereby releases the Administrative Agent from any liability for any act or omission relating to this Guaranty Agreement, except such as may result from the Administrative Agent's gross negligence or willful misconduct.

     13.   Restricted Subsidiaries. In the event that a Guarantor shall cease to
           -----------------------
be a Restricted Subsidiary in accordance with the terms of the Credit Agreement, then such Guarantor shall, automatically and without further act on the part of the Administrative Agent or the Lenders, be released from its obligations under this Guaranty Agreement.

     14.   Successors and Assigns.  This Guaranty Agreement shall be binding on
           ----------------------
and enforceable against each Guarantor and its successors and assigns; provided
                                                                       --------
that none of the Guarantors may assign or transfer any of its obligations hereunder without prior written consent of the Required Lenders; provided
                                                                 --------
further, that, except as otherwise permitted by Section 13 hereof and Section
-------
8.18 of the Credit Agreement, none of the Guarantors may be released from their obligations under this Guaranty Agreement to the extent any such release would constitute a substantial portion of the benefits provided by the Guarantors taken as a whole without the consent of each Lender affected thereby. This Guaranty Agreement is intended for and shall inure to the benefit of the Administrative Agent and each Lender and each and every person who shall from time to time be or become the owner or holder of any of the Borrowers' Obligations, and each and every reference herein to "Administrative Agent" or "Lender" shall include and refer to each and every successor or assignee of the Administrative Agent or any Lender at any time holding or owning any part of or interest in any part of the Borrowers' Obligations. This Guaranty Agreement shall be transferable and negotiable with the same force and effect, and to the same extent, that the Borrowers' Obligations are transferable and negotiable, it being understood and stipulated that upon assignment or transfer by the Administrative Agent or any Lender of any of the Borrowers' Obligations the legal holder or owner of the Borrowers' Obligations (or a part thereof or interest therein thus transferred or assigned by the Administrative Agent or any Lender) shall (except as otherwise stipulated by the Administrative Agent or any such Lender in its assignment) have and may exercise all of the rights granted to the Administrative Agent or such Lender under this Guaranty Agreement to the extent of that part of or interest in the Borrowers' Obligations thus assigned or transferred to said person. Each Guarantor expressly waives notice of transfer or assignment of the Borrowers' Obligations, or any part thereof, or of the rights of the Administrative Agent or any Lender hereunder. Failure to give notice will not affect the liabilities of the Guarantors hereunder.

     15.   Application of Payments.  Each of the Administrative Agent and the
           -----------------------
Lenders may apply any payments received by it from any source against that portion of the Borrowers' Obligations (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

     16.   Modifications.  Subject to the terms of Section 12.07 of the Credit
           -------------
Agreement, this Guaranty Agreement and the provisions hereof may be changed, discharged or terminated only by an instrument in writing signed by each of the Guarantors affected thereby and the Administrative Agent.

     17.   Notices.  Notices and other communications provided for herein shall
           -------
be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

     (a) if to any Guarantor, to it c/o JP Foodservice Distributors, Inc., 9830 Patuxent Woods Drive, Columbia, Maryland 21046, Attention of Vice President-Finance and Controller (Facsimile No. 410-309-6296);

     (b) if to the Administrative Agent, to it at 6610 Rockledge Drive, 6th Floor, MD2-600-06-05, Bethesda, Maryland 20817-1876, Attention of Michael R. Heredia (Facsimile No. 301-571-0719).

All notices and other communications given to any party hereto in accordance with the provisions of this Guaranty Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sender, or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 17 or at such other address or telex, telecopy or other number as shall be designated by such party in a notice to each other party complying with the terms of this Section 17.

     18.   Net Payments.  All payments made by the Guarantors hereunder will be
           ------------
made without set-off or counterclaim. All payments by the Guarantors hereunder shall be made free and clear of and without deduction or withholding for any Taxes (as hereinafter defined), except to the extent that such deduction or withholding is required by law. For purposes of this Section 18, "Taxes" shall mean any present or future license, registration or other fees, taxes or other amounts for or on account of levies, imposts, duties, deductions, withholdings or other charges of whatsoever nature, imposed, levied, collected, withheld or assessed by any governmental or taxing authority, excluding income and franchise taxes imposed on a Lender (i) by a jurisdiction under which such Lender is organized or operating in connection with this Guaranty Agreement or any political subdivision thereof or (ii) as a result of a present or former connection between the jurisdiction of the governmental or taxing authority imposing such taxes and the Lender. If the Guarantors shall be required to withhold or deduct Taxes (other than U.S. Taxes as defined in Section 4.05 of the Credit Agreement) from any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that the amount received is equal to the sum which would have been received had no withholdings or deductions been made, (ii) the Guarantors shall make such necessary withholdings or deductions and (iii) the Guarantors shall pay the full amount withheld or deducted to the relevant authority according to applicable law so that the Lenders shall not be required to make any deduction or payment of Taxes. Notwithstanding anything contained in this Section, the Guarantors shall not be required to make payment hereunder to the extent such amounts relate to any period prior to the date that is 90 days prior to the date that the Guarantors first receive notice from such Lender requesting payment of any such additional amounts.

     19.   Severability.  In the event that any provision hereof shall be deemed
           ------------
to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Guaranty Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

     20.   Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury
           ----------------------------------------------------------------
Trial.
------

     (a) THIS GUARANTY AGREEMENT AND ALL AMENDMENTS, SUPPLEMENTS, MODIFICATIONS, WAIVERS AND CONSENTS RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW RULES OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

     (b) EACH OF THE GUARANTORS HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS GUARANTY AGREEMENT MAY BE LITIGATED IN SUCH COURTS, AND EACH OF THE GUARANTORS WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO
                                                       --------------------
THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AS PROVIDED IN SECTION 17 HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN MAILED TO SUCH GUARANTOR IN ACCORDANCE HEREWITH. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR THE LENDERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY JURISDICTION AGAINST ANY OF THE GUARANTORS OR TO ENFORCE A JUDGMENT OBTAINED IN THE COURTS OF ANY OTHER JURISDICTION. EACH OF THE GUARANTORS ACKNOWLEDGES THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE FOR A BENCH TRIAL AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     21.   Headings.  The headings in this instrument are for convenience of
           --------
reference only and shall not limit or otherwise affect the meaning of any provisions hereof.

     22.   Counterparts.  This Guaranty Agreement may be executed in any number
           ------------
of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart.

     23.   Rights of the Required Lenders.  All rights of the Administrative
           ------------------------------
Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the Guarantors has caused this 364-Day Guaranty Agreement to be duly executed as of the date first above written.

                       JP FOODSERVICE, INC.,
                       a Delaware corporation

                       By /s/ Lewis Hay, III
                         ------------------------------------------
                          Lewis Hay, III
                          Executive Vice President and Chief Financial Officer

                       BEIJING CHEF, INC.,
                       a Delaware corporation
                       E & H DISTRIBUTING CO.,
                       (d/b/a Valley Food Distributors of Nevada), a Nevada corporation
                       HARRISON PRIME MEATS & PROVISIONS, INC., a Nevada corporation
                       JPF REAL ESTATE HOLDINGS, INC.,
                       a Delaware corporation
                       ILLINOIS FRUIT & PRODUCE CORP.,
                       an Illinois corporation
                       SKY BROS., INC.,
                       a Pennsylvania corporation
                       MAZO-LERCH COMPANY,
                       a Delaware corporation
                       TRANS-PORTE, INC.,
                       a Delaware corporation
                       EL PASADO, INC.,
                       a Delaware corporation
                       RITUALS COFFEE COMPANY,
                       a Delaware corporation
                       ROSELI PRODUCTS CORPORATION,
                       a Delaware corporation
                       SQUERI FOOD SERVICE, INC.,
                       an Ohio corporation
                       NEVADA BAKING COMPANY,
                       a Nevada corporation
                       OUTWEST MEAT COMPANY,
                       a Nevada corporation
                       HILLTOP HEARTH BAKERIES, INC.,
                       a Delaware corporation
                       CROSS VALLEY FARMS, INC.,
                       a Delaware corporation

                       By: /s/ Lewis Hay, III
                          -----------------------------------------
                           Lewis Hay, III
                           Vice President
                           for each of the foregoing

                               BIGGERS BROTHERS, INC.,
                               a Delaware corporation
                               BRB HOLDINGS, INC.,
                               a Delaware corporation
                               F.H. BEVEVINO & COMPANY, INC.,
                               a Pennsylvania corporation
                               FOOD DISTRIBUTION CONCEPTS, INC.,
                               a Delaware corporation
                               JOHN SEXTON & CO.,
                               a Delaware corporation
                               KING'S FOODSERVICE, INC.,
                               a Kentucky corporation
                               ROANOKE RESTAURANT SERVICE, INC.,
                               a Virginia corporation
                               RYKOFF-SEXTON SERVICES, INC.,
                               a Nevada corporation
                               TARGETED SPECIALTY SERVICES, INC.,
                               a Delaware corporation
                               US FOODSERVICE OF ATLANTA, INC.,
                               a Delaware corporation
                               US FOODSERVICE OF FLORIDA, INC.,
                               a Delaware corporation
                               US FOODSERVICE OF ILLINOIS, INC.,
                               a Delaware corporation
                               US SYSTEMS DISTRIBUTION, INC.,
                               a Texas corporation
                               WHITE SWAN, INC.,
                               a Delaware corporation
                               WS HOLDINGS CORPORATION,
                               a Delaware corporation

                               By /s/ Richard J. Martin
                                 -------------------------------
                                  Richard J. Martin
                                  Vice President
                                   for each of the foregoing

                               US FOODSERVICE, INC.,
                               a Delaware corporation

                               By /s/ Richard J. Martin
                                 -------------------------------
                                  Richard J. Martin
                                  Senior Vice President

ACCEPTED:

NATIONSBANK, N.A.,
as Administrative Agent
as aforesaid for the Lenders

By /s/ Michael R. Heredia
  ---------------------------------

Title Senior Vice President
     ------------------------------

                                      11